Prospectus Supplement

May 7, 2025

Morgan Stanley Institutional Fund Trust

Supplement dated May 7, 2025 to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 28, 2025, as supplemented

Corporate Bond Portfolio
Discovery Portfolio
Dynamic Value Portfolio
Global Strategist Portfolio
High Yield Portfolio
Ultra Short Income Portfolio (the "Funds")

Effective immediately, the section of the Funds' Prospectuses entitled "Shareholder Information—Potential Conflicts of Interest" is hereby deleted in its entirety and replaced with the following:

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of the Fund. These activities could cause Morgan Stanley to have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser's investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be.

The conflicts summarized herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. For more information about conflicts of interest, see the section entitled "Potential Conflicts of Interest" in the SAI. Conflicts of interest not described below or in the SAI may also exist. References to the Adviser in this section include the Fund's affiliated sub-adviser (if any) unless otherwise noted.

Material Nonpublic and Other Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity, including for an extended period of time. This inability to buy or sell an investment could have an adverse effect on the Fund's portfolio due to, among other things, changes in an investment's value during the period its trading is restricted. Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Fund with the benefit of the information held by such other areas. In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser also may implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of the sharing of information). The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser's investment adviser affiliates. The Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund's investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments. Morgan Stanley's activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Please retain this supplement for future reference.

  IFTCONFLICTPROSPT 5/25

Statement of Additional Information Supplement

May 7, 2025

Morgan Stanley Institutional Fund Trust

Supplement dated May 7, 2025 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2025, as supplemented

Corporate Bond Portfolio
Discovery Portfolio
Dynamic Value Portfolio
Global Strategist Portfolio
High Yield Portfolio
Ultra Short Income Portfolio
(the "Funds")

Effective immediately, the section of the Funds' Statement of Additional Information entitled "Potential Conflicts of Interest" is hereby deleted in its entirety and replaced with the following:

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser's investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the Adviser in this section include a Fund's affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The Adviser may also from time to time be subject to contractual "stand-still" obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a Fund's behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser's ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser, the Adviser's investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley's activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of a Fund including for an extended period of time, resulting in a Fund's inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund's portfolio due to, among other things, changes in an investment's value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.

In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. For example, the Adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of the sharing of information). Also, it may adversely affect a Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a Fund. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if a Fund is managed by a portfolio management team other than the team holding such information.

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the Adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the Adviser may make investment decisions for a Fund that differ from those the Adviser would have made if Morgan Stanley, or other parts, of the Adviser had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser's investment adviser affiliates. A Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund's investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund's advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a Fund in the same investment or a Fund's participation in a transaction with such company.

To the extent the Adviser utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the Adviser or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by the Adviser will achieve investment results that are substantially more or less favorable than those results achieved by a Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund's activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund's portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley's investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the Adviser and its affiliates, including a Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients' investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the Adviser may face conflicts with respect to the interests involved. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal—which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the Adviser's clients, including a Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund's investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients' investment objectives may be similar to those of the Fund and the Adviser may make decisions for a Fund that may be more beneficial to one type of shareholder than another.

The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser's trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser's investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser's clients, including the Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

From time to time, the Adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments. For the Adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an "Investment Department" and collectively, the "Investment Departments"). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team's decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries. In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the Adviser, the Distributor and their affiliates.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

The additional compensation received by a given Financial Intermediary from the Adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the Adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest "seed" capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.

Morgan Stanley's sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley's trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley's sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund's interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley's Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley's determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund's ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund's best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser's flexibility in making investments in such restructurings on a Fund's behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund's investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley's Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley's clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the Adviser's or a Fund's best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser's or a Fund's best interests. Due to the restrictions of the 1940 Act, a Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund. In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund's behalf.

Principal Investments. There may be situations in which a Fund's interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Investments in Morgan Stanley Funds and Other Funds. To the extent permitted by applicable law, a Fund may invest in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by a Fund in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability. The Adviser voluntarily waives advisory fees of a Fund associated with investments by the Fund in a fund advised by the Adviser or its affiliates, which will reduce, but will not eliminate, these types of conflicts.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact a Fund's liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the Adviser may invest such balances on an overnight "sweep" basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a Fund's investment (which will reduce the net return realized by a Fund).

Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes. Affiliates of the Adviser develop, own and operate indexes ("Indexes"), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the Adviser or its affiliates ("Adviser Strategies"). Some of the Funds seek to track the performance of the Indexes. The Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds' portfolios are only rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Funds' Investments. The Adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of the Funds' investments generally because of the effect of such valuations on the Adviser's fees and other compensation and performance of the Funds.

Proxy Voting by the Adviser. The Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the Adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies. For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled "Morgan Stanley Investment Management Proxy Voting Policy and Procedures."

Potential Conflict of Interest Related to Use of Sub-Adviser(s). To the extent the Adviser to a Fund engages affiliated and/or unaffiliated sub-advisers, the Adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the Adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser's Form ADV. A copy of Part 1 and Part 2 of a sub-adviser's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems. The Adviser's affiliate(s) have ownership interests in and/or board seats on electronic communication networks ("ECNs") or other alternative trading systems ("ATSs"). In certain instances the Adviser's affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm's affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The Adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Firm or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions.

Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Effective immediately, the section of the Funds' Statement of Additional Information entitled "Appendix A—Morgan Stanley Investment Management Proxy Voting Policy and Procedures" is hereby deleted in its entirety and replaced with the following:

APPENDIX A—MORGAN STANLEY INVESTMENT MANAGEMENT EQUITY PROXY VOTING POLICY AND PROCEDURES

Introduction

This Proxy Voting Policy ("Policy") sets out MSIM's1 approach to Proxy Voting, the procedures it follows with respect to Proxy Voting and the guidelines used to inform voting on key issues. The Policy is reviewed annually and updated as necessary to address new and evolving proxy voting issues and standards.

A. MSIM Approach to Proxy Voting

MSIM will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with its fiduciary duties, consistent with the objectives of the relevant investment strategy ("Client Proxy Standard"). MSIM will generally seek to vote proxies in accordance with the Proxy Voting Guidelines set out below.

MSIM has a decentralized approach towards investment management, consisting of independent investment teams. Investment teams seek to integrate this Policy with their investment goals and client expectations, using their vote to support sound corporate governance with the aim of enhancing long-term shareholder value, providing a high standard of transparency, and enhancing companies' economic value. To that end, investment teams retain the overall vote decision. In some circumstances, MSIM may further define guidelines that sit under this Policy providing more details on company expectations and voting decisions applicable to certain strategies.

Under this Policy, proxy voting is led by our investment teams with support from the Global Stewardship Team ("GST"). The GST supports investment teams to vote in accordance with the Client Proxy Standard and comprises individuals who are separate from our investment teams. The GST is also responsible for the consistent application of this Policy and the Proxy Voting Guidelines and for providing voting recommendations to investment teams. The GST also oversees the proxy voting operational processes, vote execution and research.

As a result of MSIM's independent investment team structure, a situation may emerge in which different investment teams have different views on how to vote the same proxy in the best interest of their respective clients. Under these circumstances, each investment team will vote according to their views.

B. Applicability of Policy

This Policy2 applies to proxy voting activities across MSIM. MSIM votes proxies on behalf of its sponsored funds and advisory clients that have granted it the authority to do so and will vote the proxies in accordance with this Policy unless otherwise agreed with the client.

Certain MSIM exchange-traded funds ("ETFs") will follow Calvert Research and Management's ("Calvert") Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM's oversight of Calvert's proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.

Proxy Voting Procedures

MSIM follows the following procedures when voting proxies:

A. Proprietary Proxy Voting Platform

MSIM uses a proprietary management system, Provosys3, when voting proxies. Provosys streamlines our proxy voting process by providing a centralized platform for research, vote instruction and management of conflicts of interests. We believe that the internal management of this process provides us with enhanced quality control, as well as oversight and independence of the proxy administration process. Our proprietary system also handles workflow around proxy voting, documenting the views of various investment teams and the GST where relevant.

B. Proxy Services Provided by Third Parties

MSIM also retains the services of Institutional Shareholder Services ("ISS") and Glass Lewis (collectively, the "Proxy Service Providers3") for proxy vote execution, reporting, record-keeping, and where appropriate, to provide company-level reports that summarize key data elements within an issuer's proxy statement or on specific thematic/market topics.

MSIM performs periodic due diligence on the Proxy Service Providers as part of ongoing oversight. Topics of the reviews include, but are not limited to, the Proxy Service Providers' management of conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

C. Proxy Voting Operations

The GST3 is responsible for ensuring that voting instructions from investment teams and clients (where applicable) are communicated to our Proxy Service Provider responsible for proxy vote execution (currently, ISS serves in this capacity) and that adequate controls are in place to ensure instructions communicated electronically are accurately recorded in ISS systems for execution (including scenarios where votes have been split because of client preference or differing investment team convictions).

Additionally, the GST conducts monthly reviews of a vote audit report provided by ISS, confirming the execution status for meetings and conducts ex-post reviews to confirm that ISS has accurately implemented voting instructions.

D. Proxy Voting Oversight

The Proxy Review Committee ("PRC") has overall responsibility for this Policy. The PRC consists of investment professionals who represent the different investment disciplines and/or geographic locations of MSIM and members of the GST. Additionally, the GST administers and implements the Policy through consultation with PRC members and MSIM investment teams, as well as monitors services provided by the Proxy Service Providers and any other research providers used in the proxy voting process.

E. Securities Lending

Accounts or funds sponsored, managed, or advised by MSIM may participate in a securities lending program through a third-party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender is not entitled to vote the lent shares at the company meeting.

However, in certain circumstances a portfolio manager may seek to recall shares for the purposes of voting. In this event, the handling of such recall requests would be on a reasonable efforts basis.

F. Market and Operational Limitations

Voting proxies of companies located in some jurisdictions may involve several issues that can restrict or prevent the ability to vote such proxies or entail significant costs. These issues include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of the listing organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.

As a result, MSIM will use reasonable efforts to vote clients' non-U.S. proxies, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.

G. Conflicts of Interest

MSIM is part of Morgan Stanley, a global financial services group, and, as such, MSIM faces potential conflicts due to the role of other Morgan Stanley divisions which may have commercial relationships with companies in which MSIM may invest. Such potential conflicts of interest involving divisions of Morgan Stanley outside MSIM are managed through the operation of various policies and procedures, including (among others) those creating and enforcing information barriers between MSIM and other Morgan Stanley divisions.

MSIM has also enacted policies and procedures to address potential conflicts resulting from its own commercial or other relationships and to manage conflicts of interests so that proxies are voted in accordance with the Client Proxy Standard. The GST administers proxy voting Policy implementation and is responsible for providing investment teams with voting recommendations in accordance with this Policy and the Proxy Voting Guidelines. In the event of a material conflict of interest not addressed by such policies and procedures, the Head of GST will convene a special committee to oversee how a proxy should be voted in accordance with the Client Proxy Standard. Any determinations of the special committee regarding a material conflict of interest where appropriate will be reported to the Fund Board.

MSIM also faces potential conflicts of interest when voting proxies of its parent company Morgan Stanley. In such situations, MSIM will seek to vote its shares in the same proportion as other holders of Morgan Stanley's shares ("echo vote").

H. Proxy Voting Reporting & Recordkeeping

We will promptly provide a copy of this Policy to any client requesting it. We will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account. MSIM files an annual Form N-PX on behalf of each MSIM affiliate for which such filing is required, indicating how proxies were voted with respect to each MSIM affiliate fund's or advisor's holdings.

The GST will maintain requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any relevant research documents and (5) PRC and Special Committee decisions and actions. This documentation will be maintained for such period as required by relevant law and regulation.

MSIM also maintains rationales for its voting decisions at shareholder meetings (including votes against management) in a searchable database on an external website, which is updated on a rolling 12-month basis.

Records are retained in accordance with Morgan Stanley's Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance.

The Global Information Management Policy incorporates Morgan Stanley's Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

I. Review of Policy

The PRC through consultation with PRC members, and in conjunction with the Legal and Compliance Division, reviews this Policy annually to ensure that it remains consistent with clients' best interests, regulatory requirements, investment team considerations, governance trends and industry best practices.

MSIM Proxy Voting Guidelines

MSIM4 (also defined as "We" within this section) will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with its fiduciary duties, consistent with the Client Proxy Standard.

Our proxy voting principles are rooted in the tenets of accountability, transparency and protection of shareholder rights. Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these rewards. When reviewing proposals, MSIM considers the financial materiality, including the company's exposure to the risk or opportunity, the management of such issues and company's current disclosures.

We therefore expects the companies in which it invests to adhere to effective governance practices and to protect their shareholders' interests. In addition to these proxy voting guidelines, MSIM may review publicly disclosed information from the issuer, research, and other sources. Investment teams will independently make voting decisions as appropriate for their strategies.

A. Board of Directors

The board of directors plays a key role in overseeing management and ensuring effective execution of strategies to achieve long-term shareholder value creation. The board has several important responsibilities including, but not limited to, selecting the executive leadership, monitoring and incentivizing performance, succession planning, and overseeing company strategy. In order to effectively carry out its fiduciary duties, we believe it is crucial for the board to have the right mix of skills, be sufficiently independent, and have the proper accountability mechanisms in place.

Board Composition

The role of the board of directors is to provide governance oversight and guidance to position the company for strategic success and drive long term value creation for shareholders. We believe that diverse perspectives on the board help directors assess and manage risks and opportunities comprehensively. Diversity on a board can include diversity of thought, background, skills, and experiences. Directors with a mix of tenures can also be beneficial to balance new perspectives with industry experience and knowledge. We generally expect the board to be composed of directors with adequate skill sets and diversity to provide oversight of the business, and in line with any local market regulations. Additionally, we expect the audit committee to have directors with appropriate financial expertise to serve on the committee.

Board Independence

We generally expect boards to adhere at a minimum to their prevalent market or regulatory standards on board independence. In most markets, a majority independent board is considered best practice. When assessing independence of directors, we may consider relevant circumstances and relationships with the company and related parties such as senior management or large shareholders.

In our experience, the right leadership structure is critical to a strong board. When voting on matters related to board leadership, we may consider company performance and any evidence of entrenchment or perceived risk indicating power may be overly concentrated in a single individual. We also generally expect key board committees to be comprised of independent board members.

Board Accountability

Director elections are the primary mechanism for shareholders to hold board members accountable. Therefore, we generally expect directors to be elected annually to serve on the board by majority vote. We generally expect directors who fail to receive majority shareholder support should resign from their position unless there is sufficient disclosure concerning the reasons why they failed to get support from a majority of the shareholders.

Boards should take into consideration the views of their long-term shareholders to ensure alignment, and to make appropriate efforts to communicate their plans and views broadly. To that end, we generally expect the board to engage meaningfully with long-term shareholders, especially to address concerns on matters that may affect the long-term value creation of the company.

We may consider withholding support for directors where we have significant concerns due to inadequate risk oversight of potentially financially material issues5. We may consider withholding support for Audit Committee members for failure to address accounting irregularities or financial misstatements over consecutive years.

Directors should dedicate adequate time to their role and consider any other existing commitments alongside their board and/or committee memberships. We may look at meeting attendance to determine whether directors have adequate time for their responsibilities.

B. Auditors

Investors rely on auditors to attest to the integrity of a company's financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. We therefore expect auditors to be independent in order to provide an objective opinion and assurance. We may consider non-audit related business, length of service and any other relevant context when assessing auditor independence. We generally expect non-audit related fees to be less than 50% of the total fee.

C. Executive & Director Compensation

Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation plans can create perverse incentives. We expect compensations plans to be reasonable, and appropriately incentivize executives to make risk-reward decisions that align with the business strategy and goals, and long-term shareholder value creation. Compensation plans should also build in retention mechanisms for high performing executives. We generally expect compensation plan payouts to align with performance and long-term value creation.

We expect director compensation to follow market best practice and be aligned with long-term shareholder interests. For executives and directors who gain shares through equity compensation plans, we generally expect reasonable guidelines and holding requirements. Typically, stock options issued to executives should be priced at fair market value on the date of the grant and any repricing should not incur a significant cost to shareholders.

We generally expect employee ownership, retirement and severance plans to be designed in a manner that does not disadvantage shareholders. These plans should not be excessively dilutive or incur a high cost. We generally expect discounted employee stock purchase plans to be broad-based and include non-executive employees. Discount rates should be in line with market best practice and not excessive.

For compensation plans with performance metrics, in instances where performance milestones are not met, we may expect reasonable claw back provisions for executive or director compensation related to these missed milestones depending on the circumstances.

We generally evaluate each compensation plan and any related proposals, including shareholder proposals, within the context of the market and the company. In order to make a suitable evaluation about compensation and related matters, we expect appropriate disclosures on relevant aspects.

D. Shareholder Rights and Defenses

Companies should take actions and make decisions with the intent of maximizing long-term shareholder value creation. We generally support proposals that enhance shareholder rights and vote against those that seek to undermine them. We believe that in most cases, each common share should have one vote, and that a simple majority of voting shares should be what is required to effect change.

Shareholder Rights Plans

Shareholder rights plans, commonly known as poison pills, and similar take-over defenses should aim to promote long-term shareholder value creation. When designing plans and defenses, companies should ensure that they do not suppress potential value by unduly discouraging acquirers. We generally expect companies to seek shareholder approval or ratification of shareholder rights plans.

Unequal Voting Rights

We generally expect companies to adhere to the one share one vote principle. When companies have dual-class structures, they should ensure that such structures are not misused to support instances where a few insiders may benefit at the cost of other shareholders. Ultimately, structures should strive to create alignment between the shareholders' economic interests and their voting power.

Voting Requirements

We typically prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. We generally expect companies to protect minority shareholder rights as their primary goal when considering supermajority vote requirements.

Right to call Special Meetings

We generally expect companies to allow large shareholders to call special meetings. A large shareholder may be defined by a reasonable threshold or in line with prevalent market practices.

Proxy Access

We generally consider ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group in our evaluation of proposals related to proxy access.

E. Capital Structure

We expect any changes to the capital structure to be driven by legitimate business needs and not as a means of anti-takeover defense. We generally expect companies to ensure that such changes do not disadvantage shareholders.

Companies should provide a clear business rationale when requesting the authorization, or increase in authorization, of new shares or new share classes. They ought to request a reasonable number of shares in relation to the purpose outlined. Companies should follow prevalent market practices, such as offering pre-emptive rights, to ensure shareholders are not excessively diluted, unless required by specific circumstances which are clearly stated.

We generally consider specific company and market context when we evaluate proposals on dividend payout ratios and related matters.

F. Corporate Transactions & Proxy Fights

We expect companies to provide a clear economic and strategic rationale for proposed transactions. We also expect disclosure of any financial benefits to the board or executives from any proposed transaction and will generally look for assurances that shareholder interests were prioritized. We generally assess company-specific circumstances when evaluating voting matters related to mergers, acquisitions, other special corporate transactions, and contested elections.

G. Shareholder Proposals

In assessing shareholder proposals, we will carefully consider the potential financial materiality (as appropriate to the investment strategy of MSIM's investment teams and relevant advisory affiliates) of the issues raised in the proposal, as well as the company's exposure to relevant risks and opportunities, current disclosures on the topic, and the sector and geography in which the company operates. We generally seek to balance concerns of reputational, operational, litigation and other risks that lie behind the proposal against costs of implementation.

We generally support proposals that seek to enhance useful disclosure on potentially financially material issues (as appropriate to the investment strategy of MSIM's investment teams and relevant advisory affiliates), including but not limited to climate, biodiversity, human rights, supply chain, workplace safety, human capital management and pay equity. We focus on understanding the company's business and commercial context and recognize that there is no one size fits all that can be applied across the board.

We generally do not support shareholder proposals on matters best left to the board's discretion, or addressed via legislation or regulation, or that would be considered unduly burdensome. We also generally do not support shareholder proposals related to matters that we do not consider to be financially material (as appropriate to the investment strategy of MSIM's investment teams and relevant advisory affiliates) for the company.

Appendix

Policy Statement

The Policy, with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security ("ERISA") clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley

Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

–  With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the "MS Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

–  For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

–  For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

–  In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client's policy.

–  Certain ETFs will follow Calvert's Global Proxy Voting Guidelines set forth in Appendix A of Calvert's Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of Calvert's Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

–  With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the "MS Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

–  For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

–  For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

–  In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client's policy.

–  Certain ETFs will follow Calvert's Global Proxy Voting Guidelines set forth in Appendix A of Calvert's Proxy Voting Policies and Procedures and the proxy voting guidelines discussed below do not apply to such ETFs. See Appendix A of Calvert's Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

1  The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the "Policy") currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Eaton Vance Management, Boston Management and Research, Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below.)

2  This Policy does not apply to MSIM's authority to exercise certain decision-making rights associated with investments in loans and other fixed-income instruments (collectively, "Fixed Income Instruments"). Instead, MSIM's Policy for Exercising Consents Related to Fixed Income Instruments applies to MSIM's exercise of discretionary authority or other investment management services, to the extent MSIM has been granted authority to exercise consents for an account with respect to any Fixed Income Instruments held therein.

3  Not Applicable for Morgan Stanley AIP GP LP

4  The MSIM entities covered by this Equity Proxy Voting Policy and Procedures (the "Policy") currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, Eaton Vance Management, Boston Research Management, Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd, Morgan Stanley Eaton Vance CLO CM LLC and FundLogic SAS (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below)

5  For example, we may withhold support for a director we believe is responsible for a company's involvement/remediation of breach of global conventions such as UN Global Compact Principles on Human Rights, Labor Standards, Environment and Business Malpractice.

Please retain this supplement for future reference.